UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – September 30, 2023

Item 1. Reports to Stockholders.

(a)

Centre Funds

ANNUAL REPORT

SEPTEMBER 30, 2023

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter
September 30, 2023 (Unaudited)

Dear Fellow Shareholders,

It is with pleasure that we publish the Centre Funds’ Annual Report covering the one-year period ended September 30, 2023. We want to thank our fellow shareholders for their continued support and confidence in the Centre Funds. The Centre Funds offer a select series of fundamentally-driven, actively managed funds to choose from, each available in investor and institutional share classes. We are passionate about active management.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each Fund’s investment strategy aims to capitalize on defined market opportunities with consistent methodology and repeatable investment processes to achieve differentiated returns and risk profiles. We remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research-intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on the Funds.

Centre American Select Equity Fund (the “Equity Fund”)

The Equity Fund is a U.S. large capitalization valuation sensitive capital appreciation stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management. The Equity Fund may complement its equity security holdings with hedges and other capital preservation strategies when deemed appropriate. The Equity Fund is intended to be a risk managed core equity fund.

Centre Global Infrastructure Fund (the “Infrastructure Fund”)

The Infrastructure Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive listed infrastructure-related companies from the United States and developed international economies. Also, the Infrastructure Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented. The Infrastructure Fund’s objective is to seek long-term growth of capital and current income, and distributes dividend and interest income monthly.

Funds’ Performance

Equity Fund

For the one-year period ended September 30, 2023, the Equity Fund, Investor Share Class, delivered a total return of 13.70% and the Institutional Share Class delivered a total return of 14.11%1. During the same one-year period, the S&P 500 Index, a key barometer of the U.S. stock market, delivered a total return of 21.62%.

The strongest contributors to performance within the Equity Fund over the one-year period ended September 30, 2023, included investments within the Industrials sector: Flowserve and Kirby Corp.; and the Health Care sector: Eli Lilly, Gilead Sciences, and Merck. Stock investments that contributed negatively to relative the Equity Fund’s performance over the period were in the natural resources industries and included EQT Corp., Range Resources, Peabody Energy, CF Industries, Sibanye-Stillwater, Sealed Air, Corteva, and FMC Corp. Sectoral biases, particularly our underweight posture in Financials and Consumer Discretionary, contributed positively while our overweight posture in Consumer Staples contributed negatively. The Equity Fund’s performance was also negatively impacted from a relative total return perspective from certain hedges and other investments that Centre Asset Management, LLC, the investment adviser to the Fund (“Centre” or the “Adviser”), viewed as capital protective in nature. These hedges, namely put options on U.S. large capitalization indices such as the S&P 500, accounted for the bulk of negative relative underperformance as the put option positions were affected negatively from the rise in S&P 500 but also from the corresponding sharp fall in implied volatility. Despite the negative impact over the one-year period ended September 30, 2023, the beneficial use of hedges was evident during previous sharp corrective episodes, most notably in January 2022, February/March 2020, and such capital protection measures implemented by Centre, over the longer-term, have insulated the Equity Fund from the same magnitude of maximum drawdown2 experienced by the overall stock market over prior volatile3 episodes, namely in August 2015, January 2016, February 2018, and December 2018. Given the continued presence of certain potentially de-stabilizing factors that the Adviser believes could negatively impact the value of underlying equity securities held in the Fund’s portfolio, the Fund may continue the strategy of tactically and opportunistically purchasing put options on leading benchmark equity indexes as a potential hedge against the systematic or general market risk of its underlying stock holdings.

[1]	Disclosure: Past performance does not guarantee future results.
[2]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio before a new peak is attained.
[3]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.

Annual Report | September 30, 2023	1

Centre Funds	Shareholder Letter
September 30, 2023 (Unaudited)

Infrastructure Fund

For the one-year period ended September 30, 2023, the Infrastructure Fund, Investor Share Class, delivered a total return of 5.85% and the Institutional Share Class delivered a total return of 6.38%4 with the trailing annual dividend distribution yield of 1.85%5. During the same one-year period, as a comparison, the S&P Global Infrastructure Index delivered a total return of 5.90%.

During the period, investments providing the strongest contribution to the Infrastructure Fund’s performance within the Energy sector included: Targa Resources, Oneok, and Williams; and within the Utilities sector: Enel, Tokyo Gas, Iberdrola, Mercury NZ, and Constellation Energy; and within the Communications sector: Orange, Telefonica, Deutsche Telekom, and Softbank Group. Stocks that contributed negatively to the Infrastructure Fund’s performance included Dominion Energy, NextEra Energy, Eversource Energy, Vodafone, and Verizon. We continue to believe that our combined approach of differentiated stock selection and portfolio construction, whereby the Infrastructure Fund is diversified across regions and developed countries as well as balanced across Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries, is the most favorable for investors seeking to feature listed infrastructure investments as part of an overall balanced portfolio seeking capital appreciation and income.

Market Review & Outlook

•	Investors have not yet adjusted to current market risks and valuation multiples remain vulnerable to further de-rating from negative events.
•	The relationship between interest rates, equities, and credit is complex - the equity risk premium and credit spreads are correlated and currently at worrying lows, research and analysis suggests potential risks.
•	Prepare for various possibilities in markets and remain disciplined and historically-aware to use the post dot.com market valuation de-rating as a guidepost.

Despite the strength seen in stock market indexes since the fall of 2022, we have been of the belief that this move upward has been more consistent with a rally within a bear market, as demonstrated by the extreme low breadth of U.S. stocks participating, rather than the beginning of a new bull market. In particular and as expressed in the prior Market Review & Outlooks that emphasized a preference for company-specific or idiosyncratic risk over market risk, we continue to expect that the post dot.com market environment, particularly the year 2002, holds the closest historical analog to today’s environment and which saw the Price / EPS Forward 12 Months multiple decline from 20.1x at the start of the year 2002 to 12.8x at the end for the average company within the S&P 500 Index6. Despite interest rates moving sharply higher and earnings being stagnant this past year, investors have yet to re-price risk which, like in the year 2002, can result in a significant de-rating and drawdown in market indexes and quickly as confidence erodes in risk assets versus preservation of capital. Thus, we are entering a challenging period where earnings growth will disappoint in aggregate, and the higher cost of capital due to higher interest rates and forthcoming rising risk premiums will lead to the further lowering of valuation multiples. The current Price / EPS Forward 12 Months multiple of 17.7x7 in itself is not a catalyst for a sharp correction but simply highlights vulnerability with the introduction of a negative catalyst that shakes investor confidence, of which there are many possibilities now – fundamental and geopolitical. In quite simple terms, we believe there is one more shoe to drop after the recent rise in interest rates and stagnation in earnings - a significant increase in investor risk aversion leading to a pull-back in valuation multiples before the next bull market can begin.

When looking at the trailing one-year returns ended September 30, 2023, for major asset classes, we see that the S&P 500 Index returned a positive 21.6%, while long-term (20+ year) and intermediate-term (7-10 year) U.S. Treasury Bonds delivered losses of -10.7% and -2.0%, respectively. Furthermore, the iBoxx High Yield Corporate Bond Index delivered a positive return of 9.4%8. While Fed Model9 proponents often emphasize the link between monetary policy, interest rates and stock prices, as witnessed over the past one year, the relation between the risk-free level of interest rates and equities (and credit) is more complex than the two-dimensional Fed Model. This is because returns for equities, aside from changes in the risk-free rate, are also a reflection of changes in earnings as well as the prospective equity risk premium, which embodies compensation that investors require for holding risky securities.

[4]	Disclosure: Past performance does not guarantee future results.
[5]	Source: Bloomberg. There is no assurance that the Fund will always be able to pay a distribution of any particular amount, or that a distribution will consist solely of the Fund's current and accumulated earnings and profits.
[6]	Source: Intrinsic Research.
[7]	Source: Intrinsic Research.
[8]	Source: Bloomberg.
[9]	The Fed Model was created by Ed Yardeni, a financial economist. The Feds stock valuation represents a market tool used in determining whether the U.S stock market is fairly-valued. The Fed Model maintains that there is a bullish trend in the market if the S&P 500 earnings yield is higher than the yield on the U.S 10-year bonds. The reverse is the case when the U.S 10-year bonds yield is higher than the S&P 500 earnings yield. It means there is a bearish market. Treasury securities have no default risk given that payments are guaranteed by the government. Hence, the credit risk spread is zero for such securities and, thus, Treasury securities are deemed to be the risk-free asset and are the bedrock of our financial system; the yields they pay are the return against which all risk assets are priced.

2	centrefunds.com

Centre Funds	Shareholder Letter
September 30, 2023 (Unaudited)

So how did stocks move higher when interest rates rose leading to a decline in Treasury bond prices while aggregate earnings for the S&P 500 Index stayed stagnant, moving from $223.02 for the year 2022 to an estimate of $223.16 for 202310? Also, how did high-yield or junk bonds deliver a positive return if the rise in interest rates caused Treasury bond returns to be sharply negative?

We consider ourselves fortunate in having a career in corporate finance and valuation before transitioning to investment management. Having done so, we approached public markets securities analysis holistically and drew many insights from credit evaluation when assessing equity risk. In analyzing the paradoxical returns over the past one-year, investor risk premiums fell over the period for both equities and credit despite several shocks. This included two of the largest bank failures in U.S. history occurring, Silicon Valley Bank and Signature Bank, financial stress in the US banking system escalating further since interest rates have risen even higher since the noted failures, geopolitical tensions rising across nearly all continents, and the U.S. Leading Economic Index having now fallen for nearly a year and a half straight, indicating the economy is heading into a challenging growth period and possible recession that will negatively impact earnings. When summing it up, equities and corporate bonds have been impacted negatively by the rise in interest rates but have more than offset that impact and benefitted from the shrinking of how much they expect the stock market and corporate bonds will outperform a risk-free debt investment over the long term, i.e., risk premium. The credit market today implies no particular risk of default, and minor risk of recession and interest rate spreads just recently dipped below the low set in 200711, just as the Global Financial Crisis was about to break out. Not coincidently, Centre’s estimate of the equity risk premium is at a level consistent with the extremely low level observed in the fall of 2007. This in itself does not immediately translate into a future market correction but highlights the extreme vulnerability to a material drawdown in the prices of stocks and corporate bonds if investors’ risk appetites reverse due to any number of reasons.12

As interest rates rise—whether because of an unanticipated rise in inflation as reflected in Treasury Bonds or an increase in credit risk spreads— bond prices go down across the board. Conversely, when interest rates fall, bond prices go up by an even greater percentage than the percentage decline that occurs when rates go up, assuming no change in the firm’s credit quality. This of course is due to convexity in the price-yield relationship. By analogy, the firm’s value (and stock price) should display the same kind of interest rate sensitivity as is evident in the pricing of fixed-income securities. Taking this one step farther, credit risk associated with a bond is comparable to the risk premium tied to the equity. The fact that corporate credit is now trading at a spread over one-year Treasury bills only previously seen in the spring of 2007 is disquieting to say the least. With interest rates much higher impacting debt service costs and profits displaying signs of peaking, you would think investors would be more concerned about credit risk. In sum, markets are ignoring the consequences of higher interest rates and rapidly evaporating excess profitability. Equity markets and high yield bonds typically share a positive correlation (i.e., move directionally with each other), so any turbulence in equity markets is likely to result in spreads widening and vice-versa. One phenomenon usually under-appreciated is that credit spreads, the difference between corporate and government yields of similar maturity, initially narrow because a given rise in Treasury yields produces a proportionately smaller rise in corporate rates. Over a longer-run, however, this relation is reversed. A rise in Treasury rates eventually produces a proportionately larger rise in corporate rates as the lagged effects of restrictive monetary policy by the Federal Reserve becomes felt. This widens the credit spread and induces a positive relation between spreads and Treasury rates.13 With the Federal Reserve now having raised interest rates for over a year and a half, research would indicate credit spreads are poised to widen and, correspondingly, the equity risk premium to rise.

We believe the sources of stock market returns are a function of 1) earnings growth; 2) change in the valuation or rating of stocks; 3) dividend yield; and 4) net change in shares outstanding from repurchases or issuance. With the current dividend yield of approximately 1.6%14 and assuming a low level of impact from net share repurchases given the new stock buyback tax, our cautious outlook is driven by the extreme vulnerability from rising interest rates and potential reversal of suppressed risk premiums. Where we can be wrong, aside from a dramatic decline in interest rates despite central bankers insisting on keeping rates higher for longer, is if we see a very strong rebound in earnings for companies as this would offset the valuation vulnerability from higher Treasury interest rates as well as the recent significant compression in risk premiums and risk of distress or default for corporate bonds.

[10]	Source: Bloomberg.
[11]	Source: Intrinsic Research
[12]	As noted, a market event can be driven by interest rate risk as well as a change in risk appetite. As was witnessed during the years 2002 through 2005, the beneficial impact of falling interest rates on the required return to equities was offset by a companion rise in the non-diversifiable component of the equity risk premium leading P/E multiples to hold steady on many large-capitalization U.S. stocks after the major de-rating in 2002 and stock prices tied closely to earnings growth; see “Understanding the Required Return Under New Uncertainty Emphasizing the equity risk premium.” By James A. Abate, James L. Grant, and Chris Rowberry. The Journal of Portfolio Management, Fall 2006.
[13]	Credit Spreads and Interest Rates: A Cointegration Approach, Federal Reserve Bank of Kansas City, December 1998
[14]	Source: Bloomberg, S&P 500 Index.

Annual Report | September 30, 2023	3

Centre Funds	Shareholder Letter
September 30, 2023 (Unaudited)

Looking at our three main drivers of earnings growth or the components of our preferred metric, Economic Value Added (EVA15) - sales growth, profit margins, and capital charges (or asset efficiency) for the S&P 500 Index companies in aggregate, we continue to witness sales growth trending downwards, profit margins rolling over from extremely elevated levels, and asset efficiency starting to trend unfavorably after being a major stabilizing variable over the past two years. If historical patterns remain in place, S&P 500 aggregate sales growth should correlate with Nominal GDP Goods, which has been trending down since mid-2022. The key driver of earnings growth, which current consensus pegs at approximately 10% for 2024, will need to come from profit margin expansion as consensus revenue growth for 2024 is 5.3%16. While we have seen lower aggregate cost of goods sold due to inflationary pressures peaking, cost cutting, as well as price hikes have enabled profit margins to remain well above pre-COVID levels and at 1.8 standard deviations above the 30-year average for the equal weighted S&P 500 Index17. Whether it is 2009 or 2003, earnings growth driven bull markets began when profit margins were depressed relative to history and inflecting higher; not inflecting lower from extreme historical highs as they are today. Thus, even if consensus revenue growth estimates are reached, we fail to see the two-fold operating leverage implied in consensus earnings growth estimates leading to disappointments.

When looking at the potential shock from geopolitical events, it appears to us that the risks have not been this great since the late 1970’s. This is occurring at a time when the U.S. military is at its weakest in a conventional sense after two decades of the global war on terror and colonial-style occupations and interventions, as well as having depleted stocks of munitions used to support the conflict in Ukraine. The recent attacks in Israel could lead to more violence and escalate into a regional conflict quite easily and shift from a contained proxy conflict to a direct engagement with Iran if there’s evidence of their Revolutionary Guard Corps’ help in planning and providing weaponry for the attacks from Gaza. One big picture issue is the strategic realignment as Argentina, Egypt, Ethiopia, Iran, Saudi Arabia, and the UAE have been invited to join the grouping of top emerging economies in January 2024. The bloc, which was formed in 2009 with Brazil, Russia, India, and China, first expanded to admit South Africa in 2010. One of the aims behind the planned expansion is creating opportunities for BRICS nations to trade more easily with one another using local currencies. This shift could increase the potential for using currencies other than the US dollar, particularly by creating a network of countries that enhances the utility of their respective currencies, eroding the U.S. dollar hegemony in global trade and affairs, which has a direct impact to military power projection. Anecdotally, the latest news that China has requested that zoos all over the United States and the United Kingdom send their pandas back to China may seem uneventful to most but relations between China and the West have deteriorated significantly in recent years over trade and Taiwan. China’s decision to tighten the reins on panda diplomacy, which began in 1972 after diplomatic rapprochement, is a symptom of extreme political tension within U.S.-China relations. For those that believe that small anecdotes like this are not meaningful, one only needs to recall the little reported news that Vladimir Putin's yacht Graceful left Hamburg before finishing repairs and made an abrupt exit to Russia a few weeks before Russia’s invasion of Ukraine.

Centre continues to believe that now is one of the more challenging market outlooks during our careers as we see limited upside from market participation with the potential of a significant drawdown. Despite the current challenges due to heightened risk and uncertainty, we believe stock picking opportunities exist and, when deemed tactically advantageous, we will continue to complement underlying equity securities with tail hedges18 and other capital preservation strategies in order to further dampen the negative impact from downside beta. In the American Select Equity Fund, we continue to emphasize more idiosyncratic risk-oriented companies that are less influenced by a pervasive market effect and have historically demonstrated defensiveness, as they produce and sell goods that are considered essential, in the Consumer Staples and Health Care sectors. Within cyclical or economically-sensitive segments, the American Select Equity Fund has reduced exposure significantly and is solely focused on special situation stocks in the Industrials sector and Oil & Gas Transportation industry. In sum, the American Select Equity Fund’s portfolio is designed to be relatively defensive with high barriers to entry and we continue to believe that our bottom-up focus, which allows flexibility to search for the best opportunities within the universe of large-capitalization equity securities, is most consistent with financial theory, empirical evidence, and the current environment. In the Global Infrastructure Fund, diversification across regions and developed countries as well as being balanced across the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure sectors should aid in returns and risk management. Centre believes its disciplined high-conviction approach to stock selection, with a cognizance of risk management, seems positioned to perform well relative to less risk aware and less historically appreciative strategies.

Sincerely,

James Abate

President, Centre Funds

[15]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
[16]	Source: Bloomberg
[17]	Source: Intrinsic Research, Centre Asset Management.
[18]	Tail hedging involves purchasing put options or any other instrument that can take advantage of market downturn and offset the potential loss of underlying securities during extreme events.

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Centre Funds	Shareholder Letter
September 30, 2023 (Unaudited)

Definitions and References

1.	A valuation multiple measures some aspect of a company’s financial well-being, determined by dividing one metric by another metric.
2.	Diversification is a risk management strategy that mixes a wide variety of investments within a portfolio. A diversified portfolio contains a mix of distinct asset types and investment vehicles in an attempt at limiting exposure to any single asset or risk.
3.	Bottom-up investing is an investment approach that focuses on analyzing individual stocks and de-emphasizes the significance of macroeconomic and market cycles. In other words, bottom-up investing typically involves focusing on a specific company's fundamentals, such as revenue or earnings, versus the industry or the overall economy.
4.	The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS). The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.
5.	The S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
6.	The iBoxx High Yield Corporate Bond Index is designed to reflect the performance of U.S. dollar denominate high yield corporate debt, offering broad coverage of the USD high yield liquid bond universe.
7.	A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield; an asset's risk premium is a form of compensation for investors who tolerate the extra risk, compared to that of a risk-free asset, in a given investment.
8.	The risk-free rate of return is the theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest an investor would expect from an absolutely risk-free investment over a specified period of time.
9.	The financial crisis of 2007-2008, also known as the global financial crisis, was a severe worldwide financial crisis. Excessive risk-taking by banks combined with the bursting of the United States housing bubble caused the values of securities tied to U.S. real estate to plummet, damaging financial institutions globally, culminating with the bankruptcy of Lehman Brothers on September 15, 2008, and an international banking crisis.
10.	The dot.com bubble was a rapid rise in U.S. technology stock equity valuations fueled by investments in Internet-based companies during the bull market in the late 1990s. The value of equity markets grew exponentially during this period, with the technology-dominated Nasdaq index rising from under 1,000 to more than 5,000 between the years 1995 and 2000. Things started to change in 2000, and the bubble burst between 2001 and 2002 with equities entering a bear market.
11.	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a predetermined price within a specified time frame. This pre-determined price that buyer of the put option can sell at is called the strike price.

*	Source: The Refinitiv Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. The Refinitiv Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Refinitiv Lipper Fund Award. For more information, see lipperfundawards.com. Although Refinitiv Lipper makes reasonable efforts to ensure the accuracy and reliability of the data contained herein, the accuracy is not guaranteed by Refinitiv Lipper.

Annual Report | September 30, 2023	5

Centre American Select Equity Fund	Portfolio Update
September 30, 2023 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Information Technology	24.39%
Consumer Staples	22.89%
Health Care	10.55%
Consumer Discretionary	10.48%
Energy	9.74%
Financials	7.58%
Industrials	7.10%
Communication Services	6.09%
Purchased Options	0.87%
Cash and Cash Equivalents	0.31%
Totals	100.00%

These allocations are reflective as of 9/30/23 and may not reflect future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2023

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500® Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2023

					3 Year	5 Year	10 Year	Since Inception*
	1	6		1	Average	Average	Average	Average
	Month	Month	YTD	Year	Annualized	Annualized	Annualized	Annualized
Centre American Select Equity Fund – Investor Class	-4.32%	2.20%	7.54%	13.70%	14.26%	11.87%	11.81%	12.59%
S&P 500® Total Return Index	-4.77%	5.18%	13.07%	21.62%	10.15%	9.92%	11.91%	13.26%
Centre American Select Equity Fund – Institutional Class	-4.26%	2.42%	7.78%	14.11%	14.77%	12.40%	N/A	11.41%
S&P 500® Total Return Index	-4.77%	5.18%	13.07%	21.62%	10.15%	9.92%	N/A	11.18%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The investment adviser to the Fund, Centre Asset Management, LLC (the “Adviser” or “Centre”), has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2024) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days' written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

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Centre American Select Equity Fund	Portfolio Update
September 30, 2023 (Unaudited)

The S&P 500® Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance.

You cannot invest directly in an index.

Annual Report | September 30, 2023	7

Centre Global Infrastructure Fund	Portfolio Update
September 30, 2023 (Unaudited)

INDUSTRY WEIGHTINGS
As a percentage of Net Assets
Oil, Gas & Consumable Fuels	28.52%
Diversified Telecommunication Services	19.26%
Electric Utilities	18.23%
Wireless Telecommunication Services	11.25%
Multi-Utilities	6.81%
Health Care Providers & Services	5.12%
Transportation Infrastructure	3.29%
Machinery	2.10%
Gas Utilities	2.09%
Marine Transportation	1.83%
Diversified Telecommunications	0.63%
Water Utilities	0.56%
Cash and Cash Equivalents	0.31%
Totals	100.00%

COUNTRY WEIGHTINGS

As a percentage of Net Assets

United States	58.37%
Canada	11.19%
Japan	9.46%
Spain	4.60%
Germany	3.74%
Italy	3.04%
Australia	2.30%
Great Britain	2.20%
New Zealand	1.80%
France	1.71%
Switzerland	0.65%
Singapore	0.63%
Cash and Cash Equivalents	0.31%
Totals	100.00%

These allocations are reflective as of 9/30/23 and may not reflect future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH SEPTEMBER 30, 2023

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the S&P Global Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED SEPTEMBER 30, 2023

					3 Year	5 Year	Since Inception
					Average	Average	Average Annualized
	1 Month	6 Month	YTD	1 Year	Annualized	Annualized	(January 29, 2018)
Centre Global Infrastructure Fund – Investor	-3.54%	-5.61%	-3.69%	5.85%	3.68%	1.35%	0.98%
Centre Global Infrastructure Fund – Institutional	-3.40%	-5.32%	-3.40%	6.38%	4.06%	1.65%	1.31%
S&P Global Infrastructure Index	-4.76%	-7.89%	-4.45%	5.90%	6.45%	3.18%	1.64%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the posteffective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2024) incorporating the Fund's financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads taxes, leverage interest, distribution/ service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund's business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days' written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

8	centrefunds.com

Centre Global Infrastructure Fund	Portfolio Update
September 30, 2023 (Unaudited)

The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

You cannot invest directly in an index.

Annual Report | September 30, 2023	9

Centre Funds	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

The Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs:

(1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 4/1/2023-9/30/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value		During Period
	04/01/2023	09/30/2023	Expense Ratio(a)	4/1/2023-9/30/2023 (b)
Centre American Select Equity Fund
Investor Class
Actual	$ 1,000.00	$ 1,022.00	1.36%	$ 6.84
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.30	1.36%	$ 6.83
Institutional Class
Actual	$ 1,000.00	$ 1,024.20	0.98%	$ 4.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.16	0.98%	$ 4.96
Centre Global Infrastructure Fund
Investor Class
Actual	$ 1,000.00	$ 943.90	1.57%	$ 7.65
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.20	1.57%	$ 7.94
Institutional Class
Actual	$ 1,000.00	$ 946.80	1.18%	$ 5.76
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.15	1.18%	$ 5.97

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

September 30, 2023

	Shares	Value
COMMON STOCKS (98.82%)
Communication Services (6.09%)
Interactive Media & Services (6.09%)
Alphabet, Inc., Class A(a)	65,471	$8,567,535
Alphabet, Inc., Class C(a)	54,865	7,233,950
Meta Platforms, Inc., Class A(a)	24,467	7,345,238
		23,146,723
Total Communication Services		23,146,723

Consumer Discretionary (10.48%)
Automobiles (2.00%)
Tesla, Inc.(a)	30,307	7,583,418

Broadline Retail (7.61%)
Amazon.com, Inc.(a)	171,452	21,794,978
MercadoLibre, Inc.(a)	5,623	7,129,289
		28,924,267
Specialty Retail (0.87%)
The Home Depot, Inc.	10,911	3,296,868

Total Consumer Discretionary		39,804,553

Consumer Staples (22.89%)
Beverages (6.04%)
Boston Beer Co., Inc., Class A(a)	21,549	8,393,982
Coca-Cola Co.	42,339	2,370,137
Molson Coors Beverage Co., Class B	152,463	9,695,122
PepsiCo, Inc.	14,773	2,503,137
		22,962,378
Consumer Staples Distribution & Retail (1.38%)
Costco Wholesale Corp.	4,802	2,712,938
Wal-Mart Stores, Inc.	15,837	2,532,811
		5,245,749
Food Products (7.14%)
Ingredion, Inc.	94,972	9,345,245
Kraft Heinz Co.	305,343	10,271,739
TreeHouse Foods, Inc.(a)	171,823	7,488,046
		27,105,030
Household Products (5.58%)
Clorox Co.	71,797	9,409,715
Kimberly-Clark Corp.	65,983	7,974,046
Procter & Gamble Co.	26,140	3,812,780
		21,196,541
Tobacco (2.75%)
Altria Group, Inc.	248,213	10,437,357

Total Consumer Staples		86,947,055

Energy (9.74%)
Energy Equipment & Services (1.88%)
Schlumberger Ltd.	122,435	7,137,960

Oil, Gas & Consumable Fuels (7.86%)
Chevron Corp.	19,604	3,305,627
Exxon Mobil Corp.	45,288	5,324,963
Kinder Morgan, Inc.	481,804	7,988,310
ONEOK, Inc.	106,291	6,742,038

	Shares	Value
Energy (continued)
The Williams Cos., Inc.	192,859	$6,497,420
		29,858,358
Total Energy		36,996,318

Financials (7.58%)
Banks (1.21%)
JPMorgan Chase & Co.	31,641	4,588,578

Financial Services (6.37%)
Berkshire Hathaway, Inc., Class B(a)	19,696	6,899,509
Mastercard, Inc., Class A	9,240	3,658,209
PayPal Holdings, Inc.(a)	164,253	9,602,230
Visa, Inc., Class A	17,537	4,033,685
		24,193,633
Total Financials		28,782,211

Health Care (10.55%)
Biotechnology (0.76%)
AbbVie, Inc.	19,391	2,890,422

Health Care Equipment & Supplies (5.25%)
Medtronic PLC	132,831	10,408,637
Zimmer Biomet Holdings, Inc.	85,212	9,562,491
		19,971,128
Health Care Providers & Services (1.39%)
UnitedHealth Group, Inc.	10,456	5,271,811

Pharmaceuticals (3.15%)
Eli Lilly & Co.	8,691	4,668,197
Johnson & Johnson	28,752	4,478,124
Merck & Co., Inc.	27,357	2,816,403
		11,962,724
Total Health Care		40,096,085

Industrials (7.10%)
Machinery (2.54%)
Flowserve Corp.	242,603	9,648,321

Marine Transportation (2.16%)
Kirby Corp.(a)	99,244	8,217,403

Professional Services (2.40%)
SS&C Technologies Holdings, Inc.	173,276	9,103,921

Total Industrials		26,969,645

Information Technology (24.39%)
Communications Equipment (3.20%)
Cisco Systems, Inc.	44,887	2,413,125
F5 Networks, Inc.(a)	60,550	9,757,027
		12,170,152
Semiconductors & Semiconductor Equipment (4.02%)
Broadcom, Inc.	4,525	3,758,375
NVIDIA Corp.	26,455	11,507,660
		15,266,035
Software (10.07%)
Adobe Systems, Inc.(a)	4,987	2,542,871

See Notes to Financial Statements.
Annual Report | September 30, 2023	11

Centre American Select Equity Fund	Schedule of Investments

September 30, 2023

	Shares	Value
Information Technology (continued)
Intuit, Inc.	16,384	$8,371,241
Microsoft Corp.	79,473	25,093,600
salesforce.com, Inc.(a)	11,125	2,255,928
		38,263,640
Technology Hardware, Storage & Peripherals (7.10%)
Apple, Inc.	157,443	26,955,816

Total Information Technology		92,655,643

TOTAL COMMON STOCKS
(Cost $311,459,402)		375,398,233

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (0.87%)
Puts
S&P 500® Index:
3/14/2024	$3,650	847	$363,197,835	3,316,005

Total Puts				3,316,005

TOTAL PURCHASED OPTIONS
(Cost $2,350,509)				3,316,005

		7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.04%)
Money Market Fund (0.04%)
First American Treasury Obligations		5.265%	168,923	168,923

TOTAL SHORT TERM INVESTMENTS
(Cost $168,923)				168,923

TOTAL INVESTMENTS (99.73%)
(Cost $313,978,834)				$378,883,161
Other Assets In Excess Of Liabilities (0.27%)				1,009,783
NET ASSETS (100.00%)				$379,892,944

(a)	Non-income producing security.

See Notes to Financial Statements.
12	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2023

	Shares	Value
COMMON STOCKS (99.68%)
ASIA (14.20%)
Australia (2.30%)
Transportation Infrastructure (2.30%)
Transurban Group	78,344	$639,212

Total Australia		639,212

Japan (9.47%)
Diversified Telecommunication Services (1.62%)
Nippon Telegraph & Telephone Corp.	380,000	449,063

Gas Utilities (2.09%)
Tokyo Gas Co., Ltd.	25,600	580,900

Wireless Telecommunication Services (5.76%)
KDDI Corp.	20,000	612,554
SoftBank Corp.	34,600	391,403
SoftBank Group Corp.	14,000	593,482
		1,597,439
Total Japan		2,627,402

New Zealand (1.80%)
Electric Utilities (1.80%)
Mercury NZ, Ltd.	136,731	499,894

Total New Zealand		499,894

Singapore (0.63%)
Diversified Telecommunications (0.63%)
Singapore Telecommunications, Ltd.	99,400	175,968

Total Singapore		175,968

TOTAL ASIA
(Cost $3,886,277)		3,942,476

EUROPE (15.93%)
France (1.70%)
Diversified Telecommunication Services (0.97%)
Orange SA	23,572	270,648

Multi-Utilities (0.73%)
Engie SA	13,205	202,853

Total France		473,501

Germany (3.74%)
Diversified Telecommunication Services (3.05%)
Deutsche Telekom AG	40,233	845,112

Multi-Utilities (0.69%)
E.ON SE	16,227	192,147

Total Germany		1,037,259
	Shares	Value
Great Britain (2.20%)
Multi-Utilities (1.07%)
National Grid PLC	24,728	$295,674

Wireless Telecommunication Services (1.13%)
Vodafone Group PLC	335,908	314,842

Total Great Britain		610,516

Italy (3.04%)
Electric Utilities (3.04%)
Enel SpA	137,076	843,456

Total Italy		843,456

Spain (4.60%)
Diversified Telecommunication Services (1.74%)
Cellnex Telecom SA(a)(b)	6,822	237,798
Telefonica SA	59,857	244,782
		482,580
Electric Utilities (1.88%)
Iberdrola SA	46,576	521,724

Transportation Infrastructure (0.98%)
Aena SME SA(a)(b)	1,811	273,033

Total Spain		1,277,337

Switzerland (0.65%)
Diversified Telecommunication Services (0.65%)
Swisscom AG	302	179,547

Total Switzerland		179,547

TOTAL EUROPE
(Cost $4,194,482)		4,421,616

NORTH AMERICA (69.55%)
Canada (11.19%)
Oil, Gas & Consumable Fuels (10.64%)
Enbridge, Inc.	48,234	1,599,810
Pembina Pipeline Corp.	15,272	459,200
TC Energy Corp.	26,005	894,308
		2,953,318
Wireless Telecommunication Services (0.55%)
Rogers Communications, Inc., Class B	3,986	153,042

Total Canada		3,106,360

United States (58.36%)
Diversified Telecommunication Services (11.23%)
AT&T, Inc.	91,486	1,374,120
Verizon Communications, Inc.	53,776	1,742,880
		3,117,000
Electric Utilities (11.52%)
American Electric Power Co., Inc.	3,676	276,509
Constellation Energy Corp.	2,273	247,939
Duke Energy Corp.	5,662	499,728

See Notes to Financial Statements.
Annual Report | September 30, 2023	13

Centre Global Infrastructure Fund	Schedule of Investments
September 30, 2023

	Shares	Value
Edison International	2,497	$158,035
Exelon Corp.	7,068	267,100
NextEra Energy, Inc.	14,698	842,048
PG&E Corp.(c)	11,247	181,414
The Southern Co.	7,703	498,538
Xcel Energy, Inc.	3,941	225,504
		3,196,815
Health Care Providers & Services (5.12%)
HCA Healthcare, Inc.	4,991	1,227,686
Universal Health Services, Inc., Class B	1,550	194,882
		1,422,568
Machinery (2.10%)
Flowserve Corp.	14,677	583,704

Marine Transportation (1.83%)
Kirby Corp.(c)	6,150	509,220

Multi-Utilities (4.32%)
Consolidated Edison, Inc.	2,511	214,766
Dominion Energy, Inc.	5,986	267,395
Public Service Enterprise Group, Inc.	3,705	210,852
Sempra Energy	4,773	324,707
WEC Energy Group, Inc.	2,257	181,801
		1,199,521
Oil, Gas & Consumable Fuels (17.87%)
Cheniere Energy, Inc.	5,830	967,547
Kinder Morgan, Inc.	70,289	1,165,392
ONEOK, Inc.	16,029	1,016,719
Targa Resources Corp.	5,258	450,716
The Williams Cos., Inc.	40,369	1,360,031
		4,960,405
Water Utilities (0.56%)
American Water Works Co., Inc.	1,264	156,521

Wireless Telecommunication Services (3.81%)
T-Mobile US, Inc.	7,548	1,057,097

Total United States		16,202,851

TOTAL NORTH AMERICA
(Cost $17,902,184)		19,309,211

TOTAL COMMON STOCKS
(Cost $25,982,943)		27,673,303

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.25%)
Money Market Fund (0.25%)
First American Treasury
Obligations	5.265%	68,758	68,758

TOTAL SHORT TERM INVESTMENTS
(Cost $68,758)			68,758
	7-Day Yield	Shares	Value
	(continued)	(continued)	(continued)
TOTAL INVESTMENTS (99.93%)
(Cost $26,051,701)			$27,742,061
Other Assets In Excess Of Liabilities (0.07%)			18,360
NET ASSETS (100.00%)			$27,760,421

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of September 30, 2023, these securities had a total aggregate market value of $510,831, representing 1.84% of net assets.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $510,831, representing 1.84% of net assets.

(c)	Non-income producing security.

See Notes to Financial Statements.
14	centrefunds.com

Centre Funds	Statements of Assets and Liabilities
September 30, 2023

	Centre American	Centre Global
	Select Equity Fund	Infrastructure Fund
ASSETS:
Investments, at value	$378,883,161	$27,742,061
Cash	–	53
Foreign currency, at value (Cost $– and $2,120, respectively)	–	2,122
Receivable for dividends	633,434	90,171
Deposit with broker for options	2,025	–
Receivable for investments sold	1,707,308	–
Receivable for fund shares sold	141,817	–
Prepaid and other assets	–	223
Total Assets	381,367,745	27,834,630
LIABILITIES:
Payable to investment adviser	187,535	9,050
Payable to administrator	24,447	5,322
Payable to transfer agent	13,164	4,185
Payable for fund shares redeemed	1,066,643	–
Accrued 12b-1 and service fees	105,297	14,105
Payable for custodian fees	5,655	1,816
Payable for printing	8,293	732
Payable for legal and audit fees	19,608	15,725
Payable to trustees	20,229	424
Payable under the Chief Compliance Officer Services Agreement	5,732	332
Other payables	18,198	22,518
Total Liabilities	1,474,801	74,209
NET ASSETS	$379,892,944	$27,760,421
NET ASSETS CONSIST OF:
Paid-in capital	$316,155,275	$54,792,503
Total distributable earnings/(accumulated deficit)	63,737,669	(27,032,082)
NET ASSETS	$379,892,944	$27,760,421
INVESTMENTS, AT COST	$313,978,834	$26,051,701
PRICING OF SHARES
Investor Class
Net Assets	$209,752,152	$24,207,526
Shares outstanding	14,565,719	2,630,386
Net Asset Value, offering and redemption price per share	$14.40	$9.20
Institutional Class
Net Assets	$170,140,792	$3,552,895
Shares outstanding	11,477,969	385,820
Net Asset Value, offering and redemption price per share	$14.82	$9.21

See Notes to Financial Statements.
Annual Report | September 30, 2023	15

Centre Funds	Statements of Operations
For the Year Ended September 30, 2023

	Centre American	Centre Global
	Select Equity Fund	Infrastructure Fund
INVESTMENT INCOME:
Dividends	$6,898,154	$1,211,806
Foreign taxes withheld	(15,957)	(76,705)
Total Investment Income	6,882,197	1,135,101

EXPENSES:
Investment advisory fees	2,887,421	271,945
Administration fees	277,279	29,615
Transfer agent fees	110,941	34,441
Custodian fees	54,550	13,682
Legal fees	48,330	3,944
Audit and tax fees	17,850	15,628
Trustees' fees and expenses	89,042	6,648
Registration/filing fees	121,308	68,767
12b-1 fees (Investor Class)	582,905	69,482
Shareholder service fees
Investor Class	256,478	19,455
Institutional Class	155,986	1,717
Printing fees	61,700	5,872
Chief Compliance Officer services fees	65,669	5,364
Recoupment of previously waived fees - Investor class	46,442	–
Miscellaneous expenses	35,081	5,749
Total expenses before waivers	4,810,982	552,309
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	–	(53,814)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(157,103)	(12,739)
Net Expenses	4,653,879	485,756
Net Investment Income	2,228,318	649,345
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCIES:
Net realized gain on investments and derivatives	4,647,641	144,312
Net realized loss on foreign currencies	–	(10,744)
Total realized gain	4,647,641	133,568
Net change in unrealized appreciation on investments and derivatives	41,900,268	1,375,014
Net change in unrealized appreciation on foreign currencies	–	2,049
Total change in unrealized appreciation	41,900,268	1,377,063
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCIES:	46,547,909	1,510,631
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,776,227	$2,159,976

See Notes to Financial Statements.
16	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment income	$2,228,318	$2,372,154
Net realized gain/(loss)	4,647,641	(2,200,296)
Net change in unrealized appreciation/(depreciation)	41,900,268	(40,366,558)
Net increase/(decrease) in net assets resulting from operations	48,776,227	(40,194,700)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(3,010,568)	(21,253,776)
Institutional	(1,781,935)	(2,190,070)
Total distributions	(4,792,503)	(23,443,846)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	57,188,009	173,177,205
Shares issued in reinvestment of distributions	2,912,852	20,750,611
Cost of shares redeemed	(123,800,290)	(48,949,160)
Redemption fees	87,031	212,544
Net increase/(decrease) from capital share transactions	(63,612,398)	145,191,200
Institutional Class
Proceeds from sale of shares	153,571,169	184,687,613
Shares issued in reinvestment of distributions	1,715,622	1,967,802
Cost of shares redeemed	(98,299,656)	(80,552,993)
Redemption fees	28,546	4,713
Net increase from capital share transactions	57,015,681	106,107,135
Net increase in net assets	37,387,007	187,659,789
NET ASSETS:
Beginning of period	342,505,937	154,846,148
End of period	$379,892,944	$342,505,937

OTHER INFORMATION:
Share Transactions: Investor Class
Beginning shares	18,950,131	9,437,873
Shares sold	4,083,896	11,475,454
Shares issued in reinvestment of dividends	219,507	1,462,340
Shares redeemed	(8,687,815)	(3,425,536)
Ending shares	14,565,719	18,950,131
Institutional Class
Beginning shares	7,521,817	1,056,382
Shares sold	10,570,779	11,963,066
Shares issued in reinvestment of dividends	125,963	135,617
Shares redeemed	(6,740,590)	(5,633,248)
Ending shares	11,477,969	7,521,817

See Notes to Financial Statements.
Annual Report | September 30, 2023	17

Centre Global Infrastructure Fund	Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment income	$649,345	$749,901
Net realized gain/(loss)	133,568	(219,957)
Net change in unrealized appreciation/(depreciation)	1,377,063	(4,235,659)
Net increase/(decrease) in net assets resulting from operations	2,159,976	(3,705,715)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor	(462,866)	(759,919)
Institutional	(84,955)	(151,642)
From return of capital Investor	–	(9,453)
Total distributions	(547,821)	(921,014)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	178,584	38,178
Shares issued in reinvestment of distributions	363,361	591,596
Cost of shares redeemed	(4,947,770)	(3,974,348)
Redemption fees	–	239
Net decrease from capital share transactions	(4,405,825)	(3,344,335)
Institutional Class
Proceeds from sale of shares	445,392	262,361
Shares issued in reinvestment of distributions	80,242	143,190
Cost of shares redeemed	(1,731,473)	(1,200,563)
Redemption fees	164	4
Net decrease from capital share transactions	(1,205,675)	(795,008)
Net decrease in net assets	(3,999,345)	(8,766,072)
NET ASSETS:
Beginning of period	31,759,766	40,525,838
End of period	$27,760,421	$(31,759,766)

OTHER INFORMATION:
Share Transactions: Investor Class
Beginning shares	3,085,768	3,411,897
Shares sold	18,398	3,719
Shares issued in reinvestment of dividends	37,554	57,914
Shares redeemed	(511,334)	(387,762)
Ending shares	2,630,386	3,085,768
Institutional Class
Beginning shares	507,023	584,641
Shares sold	46,499	25,607
Shares issued in reinvestment of dividends	8,288	14,019
Shares redeemed	(175,990)	(117,244)
Ending shares	385,820	507,023

See Notes to Financial Statements.
18	centrefunds.com

Centre American Select Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

NET ASSET VALUE, BEGINNING OF PERIOD	$12.84	$14.73	$11.88	$10.55	$13.63
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.11	0.02	0.10	0.04
Net realized and unrealized gain/(loss) on investments	1.67	0.27	3.40	2.25	(0.96)
Total income/(loss) from investment operations	1.73	0.38	3.42	2.35	(0.92)

DISTRIBUTIONS:
Net investment income	(0.05)	(0.14)	(0.11)	(0.02)	(0.03)
Net realized gains on investments	(0.13)	(2.15)	(0.46)	(1.00)	(2.13)
Total distributions	(0.18)	(2.29)	(0.57)	(1.02)	(2.16)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.01	0.02	0.00 (b)	0.00 (b)	0.00 (b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.56	(1.89)	2.85	1.33	(3.08)
NET ASSET VALUE, END OF PERIOD	$14.40	$12.84	$14.73	$11.88	$10.55

Total Return(c)	13.70%	1.23%	29.60%	23.82%	(5.12%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$209,752	$243,353	$138,985	$151,342	$104,838

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.43%	0.78%	0.17%	0.93%	0.32%
Operating expenses excluding reimbursement/waiver	1.36%	1.46%	1.44%	1.56%	1.58%
Operating expenses including reimbursement/waiver	1.36%	1.46%	1.46%	1.47%	1.45%
PORTFOLIO TURNOVER RATE	93%	138%	86%	94%	114%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See Notes to Financial Statements.
Annual Report | September 30, 2023	19

Centre American Select Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2023	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019

NET ASSET VALUE, BEGINNING OF PERIOD	$13.18	$15.01	$12.06	$10.66	$13.68
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.18	0.09	0.20	0.09
Net realized and unrealized gain/(loss) on investments	1.72	0.30	3.45	2.23	(0.95)
Total income/(loss) from investment operations	1.84	0.48	3.54	2.43	(0.86)

DISTRIBUTIONS:
Net investment income	(0.07)	(0.16)	(0.13)	(0.03)	(0.03)
Net realized gains on investments	(0.13)	(2.15)	(0.46)	(1.00)	(2.13)
Total distributions	(0.20)	(2.31)	(0.59)	(1.03)	(2.16)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.64	(1.83)	2.95	1.40	(3.02)
NET ASSET VALUE, END OF PERIOD	$14.82	$13.18	$15.01	$12.06	$10.66

Total Return(c)	14.11%	1.78%	30.18%	24.42%	(4.61%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$170,141	$99,153	$15,861	$11,682	$2,932

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.81%	1.24%	0.65%	1.73%	0.84%
Operating expenses excluding reimbursement/waiver	1.08%	1.05%	1.16%	1.26%	1.29%
Operating expenses including reimbursement/waiver	0.98%	0.98%	0.98%	0.99%	0.95%
PORTFOLIO TURNOVER RATE	93%	138%	86%	94%	114%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See Notes to Financial Statements.
20	centrefunds.com

Centre Global Infrastructure Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented.

	For the	For the		For the		For the		For the
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2023	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$8.84	$10.14		$8.76		$10.18		$9.64
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.19		0.18		0.25		0.22
Net realized and unrealized gain/(loss) on investments	0.33	(1.25)		1.39		(1.41)		0.57
Total income/(loss) from investment operations	0.52	(1.06)		1.57		(1.16)		0.79

DISTRIBUTIONS:
Net investment income	(0.16)	(0.24)		(0.19)		(0.26)		(0.25)
Tax return of capital	–	(0.00	)(b)	–		–		–
Total distributions	(0.16)	(0.24)		(0.19)		(0.26)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	–	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.36	(1.30)		1.38		(1.42)		0.54
NET ASSET VALUE, END OF PERIOD	$9.20	$8.84		$10.14		$8.76		$10.18

Total Return(d)	5.85%	(10.77%)		18.00%		(11.49%)		8.41%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$24,208	$27,275		$34,594		$35,527		$28,879

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.98%	1.89%		1.79%		2.62%		2.28%
Operating expenses excluding reimbursement/waiver	1.76%	1.75%		1.74%		1.89%		2.29%
Operating expenses including reimbursement/waiver	1.57%	1.57%		1.50	%(e)	1.28	%(f)	1.30	%(g)

PORTFOLIO TURNOVER RATE	18%	39%		25%		75%		233%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 28, 2021, the net expense limitation changed from 1.05% to 1.25%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.
(f)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.

See Notes to Financial Statements.
Annual Report | September 30, 2023	21

Centre Global Infrastructure Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented.

	For the	For the		For the	For the		For the
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	September 30, 2023	September 30, 2022		September 30, 2021	September 30, 2020		September 30, 2019

NET ASSET VALUE, BEGINNING OF PERIOD	$8.84	$10.15		$8.77	$10.20		$9.67
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.23		0.21	0.26		0.24
Net realized and unrealized gain/(loss) on investments	0.34	(1.26)		1.40	(1.40)		0.57
Total income/(loss) from investment operations	0.57	(1.03)		1.61	(1.14)		0.81

DISTRIBUTIONS:
Net investment income	(0.20)	(0.28)		(0.23)	(0.29)		(0.28)
Tax return of capital	–	(0.00	)(b)	–	–		–
Total distributions	(0.20)	(0.28)		(0.23)	(0.29)		(0.28)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.37	(1.31)		1.38	(1.43)		0.53
NET ASSET VALUE, END OF PERIOD	$9.21	$8.84		$10.15	$8.77		$10.20

Total Return(d)	6.38%	(10.51%)		18.35%	(11.30%)		8.59%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,553	$4,484		$5,932	$6,243		$23,663

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.36%	2.28%		2.10%	2.60%		2.48%
Operating expenses excluding reimbursement/waiver	1.48%	1.51%		1.51%	1.63%		1.61%
Operating expenses including reimbursement/waiver	1.18%	1.18%		1.20%	1.02	%(e)	1.01	%(f)
PORTFOLIO TURNOVER RATE	18%	39%		25%	75%		233%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.

See Notes to Financial Statements.
22	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011, as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund") and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (each individually a "Fund" and collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by each of the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(a)	The Funds present or record their investments at fair value. Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. In the case of portfolio securities listed on the NASDAQ, valuation is determined by using the NASDAQ Official Closing Price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds, including Money Market Funds, (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund and Infrastructure Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Annual Report | September 30, 2023	23

Centre Funds	Notes to Financial Statements
September 30, 2023

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2023, the Funds did not hold any illiquid or restricted securities.

(f)	The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The Fund’s investments in infrastructure-related companies may result in a relatively large percentage of its assets invested in issuers within a specific industry or sector. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

(k)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is not included in net realized and net change in unrealized gains or losses on foreign currencies.

(l)	Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

24	centrefunds.com

Centre Funds	Notes to Financial Statements
September 30, 2023

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).
Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s investments in the fair value hierarchy as of September 30, 2023:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$375,398,233	$–	$–	$375,398,233
Purchased Options	3,316,005	–	–	3,316,005
Short Term Investments	168,923	–	–	168,923
Total	$378,883,161	$–	$–	$378,883,161

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$27,673,303	$–	$–	$27,673,303
Short Term Investments	68,758	–	–	68,758
Total	$27,742,061	$–	$–	$27,742,061

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedules of Investments.

Derivative Financial Instruments

A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Annual Report | September 30, 2023	25

Centre Funds	Notes to Financial Statements
September 30, 2023

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions. During the year ended September 30, 2023, the Funds did not invest in futures contracts.

Risk Exposure	Derivatives Statements of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Investments, at value	$3,316,005
		$3,316,005

The effect of derivative instruments on the Statements of Operations for year ended September 30, 2023 (Net realized gain/(loss) on purchased options contracts are included in Net realized gain/(loss) on investments within the Statements of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(9,145,783)	$(2,241,183)
		$(9,145,783)	$(2,241,183)

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Centre Funds	Notes to Financial Statements
September 30, 2023

Volume of Derivative Instruments for the Funds during the year ended September 30, 2023, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$371,835,203

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. The Fund does not have a offsetting agreement with the counterparty for option contracts.

4. BENEFICIAL INTEREST TRANSACTIONS

On September 30, 2023, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the year ended September 30, 2023, redemption fees retained by these Funds are disclosed in the Statements of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2023, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Percentage
Charles Schwab & Co. Inc.	37.54%

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Global Infrastructure Fund	0.85%

American Select Equity Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2024) to the extent necessary to limit the total operating expenses of the Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust (the “Board”), on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Annual Report | September 30, 2023	27

Centre Funds	Notes to Financial Statements
September 30, 2023

Infrastructure Fund

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2024) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

During the year ended September 30, 2023, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$–
Institutional	157,103
Centre Global Infrastructure Fund
Investor	53,814
Institutional	12,739

As of September 30, 2023, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2024	Expires 2025	Expires 2026	Total
Centre American Select Equity Fund
Investor	$–	$–	$–	$–
Institutional	23,001	41,447	157,103	221,551
Centre Global Infrastructure Fund
Investor	$85,269	$59,517	$53,814	$198,600
Institutional	19,898	18,326	12,739	50,963

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor Class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund.

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Centre Funds	Notes to Financial Statements
September 30, 2023

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. No payments were retained by the Distributor by the Funds during the year ended September 30, 2023.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $30,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the year ended September 30, 2023, no Fund had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At September 30, 2023, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to C-corporation character reclassifications and non-deductible excise tax paid.

Fund	Paid-in Capital	Total Distributable Earnings
Centre American Select Equity Fund	$(1,270)	$1,270
Centre Global Infrastructure Fund	(7,807)	7,807

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Accumulated Capital Gains/(Losses) and Other (Losses)	Ordinary Income Undistributed	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total Accumulated Earnings/(Deficit)
Centre American Select Equity Fund	$2,524,929	$1,666,016	$59,548,004	$(1,280)	$63,737,669
Centre Global Infrastructure Fund	(27,866,559)	–	834,477	–	(27,032,082)

Elective Deferrals: Capital Losses and specified ordinary losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described below.

The Funds elect to defer to the period ending September 30, 2024, capital losses recognized during the period November 1, 2022 - September 30, 2023 in the amount of:

Fund	Amount
Centre Global Infrastructure Fund	$10,418

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$12,693,880	$15,162,261

Distributions to Shareholders: The Centre American Select Equity Fund normally pays dividends and net investment income, if any, on an annual basis and the Centre Global Infrastructure Fund, intends to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/ (accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2023	29

Centre Funds	Notes to Financial Statements
September 30, 2023

The tax character of distributions paid for the fiscal year ended September 30, 2023 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,332,413	$3,460,090
Centre Global Infrastructure Fund	547,821	–

The tax character of distributions paid for the fiscal year ended September 30, 2022 were as follows:

Distributions Paid From:	Ordinary Income	Long-Term Capital Gains	Return of Capital
Centre American Select Equity Fund	$10,126,681	$13,317,165	$–
Centre Global Infrastructure Fund	911,561	–	9,453

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2023 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales, mark-to-market on options and certain other investments.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation of Foreign Currency	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$319,335,157	$69,592,288	$(10,044,284)	$–	$59,548,004
Centre Global Infrastructure Fund	26,903,624	3,413,278	(2,574,842)	(3,959)	834,477

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations, short-term securities, and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$352,587,003	$365,655,304
Centre Global Infrastructure Fund	5,618,233	10,936,646

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2023.

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Centre Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Centre Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Centre Funds comprising Centre American Select Equity Fund and Centre Global Infrastructure Fund (the “Funds”) as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

November 22, 2023

Annual Report | September 30, 2023	31

Centre Funds	Additional Information
September 30, 2023 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Funds at 1-855-298-4236.

STOCKHOLDER MEETING RESULTS

On March 21, 2023, the Trust held a Special Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders of the Centre American Select Equity Fund and Centre Global Infrastructure Fund, each a series of the Trust, voted to approve the following proposal:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of each of its series, and Centre Asset Management, LLC.

Centre American Select Equity Fund	# of Votes Cast	% of Votes Cast
For	9,566,370	73.43%
Against	316,523	2.43%
Abstain	3,144,939	24.14%
Total	13,027,832	100%

Centre Global Infrastructure Fund	# of Votes Cast	% of Votes Cast
For	1,355,558	73.31%
Against	14,208	0.77%
Abstain	479,210	25.92%
Total	1,848,976	100.00%

TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2022 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2022 qualify for the corporate dividends received deduction:

Amount
Centre American Select Equity Fund	100.00%
Centre Global Infrastructure Fund	64.83%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following amounts were designated as long-term capital gain dividends:

Amount
Centre American Select Equity Fund	$ 3,239,208

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Centre Funds	Liquidity Risk Management Program
September 30, 2023 (Unaudited)

The Trust has an established liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each Fund. The Trust’s Board of Trustees (the “Board”) approved the Adviser to oversee the Program. The Adviser established a Liquidity Risk Management Committee (the “Committee”), comprised of representatives of the Adviser to provide these services.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions.

At a meeting that occurred on November 11, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation.

The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2023	33

Centre Funds	Consideration and Approval of Investment Advisory Agreements
September 30, 2023 (Unaudited)

Section 15 of the 1940 Act requires that the Investment Advisory Agreements be approved by a majority of the Board, including a majority of the Independent Trustees. At an in-person meeting held on November 11, 2022, the Board approved a new Investment Advisory Agreement (“New Agreements”) with respect to the Funds, subject to approval by shareholders. The Board’s determination to approve the New Agreements followed its consideration of various factors and review of written materials provided by Centre. The Board’s deliberations and the information on which its conclusions were based are summarized below.

At each of the meetings held on September 9, 2022 and November 11, 2022, the Board requested, and Centre provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by Centre to the Funds; (ii) the investment performance of the Funds and Centre; (iii) the costs of the services to be provided and the profits to be realized by Centre from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee level reflects these economies of scale to the benefit of each Fund’s shareholders. The following is a summary of the Board’s deliberations and conclusions reached.

Nature, Extent, and Quality of Services

The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services to be provided by Centre to the Funds pursuant to the New Agreements, including information concerning Centre’s investment philosophy. They discussed Centre’s disciplined, fundamental stock selection process to evaluate the value of a company, as well as emphasis on position sizing to mitigate risk. The Trustees considered the investment personnel responsible for the day-to-day management of each Fund’s portfolio and such personnel’s experience in the investment management area, and that no change in personnel was anticipated. The Trustees also considered information it received from the Trust’s Chief Compliance Officer regarding Centre’s compliance policies and procedures, its adherence to those policies and procedures, and Centre’s compliance resources. They noted their satisfaction with the Trustee’s access to senior management of Centre. They discussed Centre’s commitment to the Funds and the resources dedicated to servicing the Funds. The Trustees concluded that the nature and extent of the services to be provided by Centre as the investment adviser to the Funds would be of high quality, appropriate and sufficient to support the approval of the New Agreements.

Performance

The Trustees considered information regarding each Fund’s performance, including information comparing performance to the applicable benchmark, an adviser selected peer group, its Morningstar category, and other similarly managed funds by Centre offered to non-U.S. investors for various time periods as of July 31, 2022. The Trustees also considered the respective investment strategy of each Fund, the positive absolute performance of both Funds and the risk metrics provided by Centre, including standard deviation and maximum drawdown. They discussed the very strong relative performance of the Equity Fund over the past one-year, three-year, and five-year periods and the impact on overall relative performance. They noted that the Infrastructure Fund had outperformed the MSCI World Index over the past one-year and ranked in the first quartile of its Morningstar category, while performing similarly to its applicable benchmark over other periods. Based on the foregoing, the Board determined that the performance of each Fund was acceptable.

Profitability

The Trustees then analyzed whether Centre reaped excessive profits from the management of either of the Funds and the potential impact of the Transaction on Centre’s profits. The Trustees reviewed the gross advisory fee profit for the Equity Fund as well as the amount of any fee waiver or expense reimbursements paid by Centre. The Trustees then reviewed the gross advisory fee profits of the Infrastructure Fund. They considered the amount of any fee waivers or expense reimbursements, Centre’s overhead costs and other benefits provided by Centre to form their conclusion. The Trustees then concluded that Centre’s profitability from each Fund was not unreasonable, and the potential impact of the Transaction on Centre’s profits was not material.

Economies of Scale

The Trustees considered information concerning potential economies of scale for each Fund, noting that the Funds each benefit from an expense limitation agreement covering most operating expenses, including the advisory fees charged to the Fund, but excluding expenses such as fees payable by the Funds pursuant to the Trust’s Rule 12b-1 Plan and Shareholder Services Plan. They noted that the expense limitation agreements extend through January 29, 2024 and will continue uninterrupted under the New Agreements. They also noted the Equity Fund’s fee breakpoint at $1 billion of assets under management. The Trustees also considered current asset levels and expectations for growth, and that the Board would reevaluate the issue of economies of scale at the next renewal.

Comparisons of the Advisory Fees and Select Expense Ratios

The Trustees considered that each New Agreement was identical in all material respects to the Current Agreement that it would replace except for the dates of commencement and renewal. The Trustees reviewed and discussed the advisory fees payable to Centre under each New Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares of each Fund. The Trustees reviewed, with respect to each Fund, a comparison of the expense ratio of the Fund’s Investor Class shares compared to the applicable Morningstar category average expense ratio of similarly situated funds determined by Morningstar. The Trustees discussed the advisory fees and expense information included in the Board materials with respect to each Fund and considered whether the advisory fees were reasonable in light of the active management strategy provided by Centre to the Funds and the quality of the services provided. They noted that the advisory fee paid by the Infrastructure Fund was slightly below the average fees of the peer group, while the fees paid by the Equity Fund were higher than the peer group average, but well within the range of those comparable fees.

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Centre Funds	Consideration and Approval of Investment Advisory Agreements
September 30, 2023 (Unaudited)

Additionally, the Trustees noted the fees to be charged under the New Agreements are identical to the fees charged under the Current Agreements. After reviewing all of the information presented to them, the Trustees concluded that the advisory fees payable to Centre by the Funds under the New Agreements were not unreasonable in light of the services provided.

Conclusion

The Trustees, including a majority of the Independent Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that approval of the New Agreements was in the best interests of the Funds and their respective shareholders.

Annual Report | September 30, 2023	35

Centre Funds	Trustees and Officers
September 30, 2023 (Unaudited)

Following is information regarding the Trustees and officers of the Trust. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table. The address of each Trustee and officer, unless otherwise indicated, is c/o Centre Funds, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

INDEPENDENT TRUSTEES1

Name, Year of Birth	Position Held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. James L. Grant 1949	Trustee, Chairman	Since 6/2011

Professor Emeritus of Accounting and Finance, University of Massachusetts Boston since 2023. Senior Associate Dean, College of Management, University of Massachusetts Boston, and Associate Professor of Accounting and Finance at University of Massachusetts Boston from 2015 until 2023. Dr. Grant has served as an advisory analyst at major Wall Street firms including Credit Suisse Asset Management and GAM. Dr. Grant holds a Ph.D. in Business from the University of Chicago’s Booth School of Business and he has been a featured speaker at industry conferences on value-based metrics. Dr. Grant has served on the editorial advisory board of The Journal of Portfolio Management and currently The Journal of Investing.

Dr. Grant has published several articles in finance and investment journals and he has contributed chapters to investment books. Dr. Grant is the author of Foundations of Economic Value Added (Second Edition), the co-author of Focus on Value: A Corporate and Investor Guide to Wealth Creation, and co-author and co-editor respectively of Equity Portfolio Management and Value-Based Metrics: Foundations and Practice.

				2	None
Dr. Al (Aloke) Ghosh 1963	Trustee	Since 6/2011	Distinguished Professor of Accounting at the Turner School of Accountancy, Belk College of Business, University of North Carolina at Charlotte. Between 2016 and 2017, Dr. Ghosh was on a Fulbright Distinguished Chair assignment, which was a joint US State Department and Fulbright Finland appointment, to Aalto University in Helsinki (Finland). In the past, served as the Accounting Academic Fellow at the U.S. Securities and Exchange Commission and as a Visiting Professor at Aalto University (Finland), Bocconi University (Italy), Monash University (Australia), Columbia University, Emory University, NJIT, Hanken School of Economics (Finland), Tulane University, Victoria University of Wellington (New Zealand), and Yonsei University (South Korea). Serves as an adviser to several leading hedge funds in the U.S. and around the world on accounting matters including serving as a Council Member at Gerson Lehrman Group. Dr. Ghosh holds a Ph.D. in Business and Economics from Tulane University, New Orleans. Dr. Ghosh regularly features as an invited speaker in different industry and academic conferences.	2	None

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Centre Funds	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Year of Birth	Position Held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph M. Marinaro 1958	Trustee	Since 6/2012	Vice President, Wells Fargo Bank. 2022 – present. As part of the Independent Risk Management function, Mr. Marinaro serves as a Lead Operational Risk Officer covering the Wealth and Investment Management businesses. Founder, Managing Member of JMM Capital & Consulting LLC, 2013 to present. JMM Capital & Consulting LLC (“JMM”) is an independent consulting and advisory firm in the financial services industry. During the past five years, the firm has offered its services as an independent contractor through various third-party consulting firms including: Sionic, 2018-2022 and Linium SOS, 2014-2017. Mr. Marinaro serves as a Public Director of the Small Exchange, June 2019 – present. He serves as Chairman of the Regulatory Oversight Committee and as a member of the Audit Committee for The Small Exchange.	2	None

1	An “Independent Trustee” is one who is not considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.
2	Other directorships held by a Trustee are limited to those of companies (i) with securities registered under section 12 (i.e., publicly traded companies) of the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) that make reports under section 15 of the Exchange Act, or (iii) are registered investment companies.

Annual Report | September 30, 2023	37

Centre Funds	Trustees and Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Year of Birth	Position Held with Funds or Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[1]
James A. Abate 1965	Trustee, President, Secretary, and Treasurer	Since 6/2011 Since 11/2013 Since 1/2017	Founder, Managing Director and Chief Investment Officer of Centre Asset Management, LLC from 2006-present.	2	None
Theodore J. Uhl 1974	Chief Compliance Officer	Since 6/2011	Mr. Uhl has been Deputy Compliance Officer of ALPS Fund Services Inc. since 2010.	N/A	N/A

Mr. Abate is an “interested person” of the Trust, as defined by the 1940 Act. Mr. Abate is considered an interested person of the Trust because he is the Managing Director of Centre Asset Management, LLC, the investment adviser to the Funds.

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CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Dr. Aloke Ghosh as the Trust's "audit committee financial expert," as defined in Form N-CSR under the 1940 Act, based on the Board's review of his qualifications. Dr. Ghosh is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $25,000 and $22,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. The fiscal years 2023 and 2022 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2023 and September 30, 2022 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	December 6, 2023

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	December 6, 2023